Exhibit (a)(3)


                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)
                       TO TENDER SHARES OF COMMON STOCK
                                      OF

                               THE LIMITED, INC.

           Pursuant to its Offer to Purchase dated February 1, 1996


    The attached form, or a form substantially equivalent to the attached form, must be used to accept the Offer (as defined below) if certificates for shares of Common Stock of The Limited, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, or mail to the Depositary. See Section 3 of the Offer to Purchase.

To: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY


   By Mail:               Facsimile Transmission:            By Hand:
First Chicago Trust          (201) 222-4720             First Chicago Trust
Company of New York                or                   Company of New York
Tenders & Exchanges          (201) 222-4721             Tenders & Exchanges
 Suite 4660 - LTD                                        Suite 4680 - LTD
  P.O. Box 2559                                      14 Wall Street, 8th Floor
Jersey City, NJ 07303-2559                               New York, NY 10005

                          Facsimile Confirmation:
                             (201) 222-4707


    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to The Limited, Inc., (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 1, 1996 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of shares of Common Stock, $.50 par value per share (such shares, together with all other outstanding shares of Common Stock of the Company, are herein referred to as the "Shares"), of the Company, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

           NUMBER OF SHARES BEING TENDERED HEREBY: _______________



                                 ODD LOTS
             (SEE INSTRUCTION 5 OF THE LETTER OF TRANSMITTAL)

The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on January 31, 1996, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on January 31, 1996, an aggregate of fewer than 100 Shares, and is tendering all of such Shares.


Number of Shares ________________________
Certificate Nos. (if available):

_________________________________________

_________________________________________


If Shares will be tendered by book-entry transfer:

Name of Tendering
Institution:_____________________________

_________________________________________


Account No. __________________________ at

 [ ]   The Depository Trust Company
 [ ]   Midwest Securities Trust Company
 [ ]   Philadelphia Depository Trust Company



                SIGN HERE

_________________________________________


_________________________________________
               Signature(s)

Dated:___________________________________

Name(s) of Stockholders:

_________________________________________


_________________________________________
        (Please Type or Print)

_________________________________________
              (Address)

_________________________________________
              (Zip Code)

_________________________________________
     (Area Code and Telephone No.)

_________________________________________
 (Taxpayer ID No. or Social Security No.)



                                   GUARANTEE
                   (Not to be used for signature guarantee)

The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), unless an Agent's Message is utilized, and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date hereof.

_________________________________________
                (Name of Firm)

_________________________________________
            (Authorized Signature)

_________________________________________
                    (Name)

_________________________________________
                  (Address)

_________________________________________
                               (Zip Code)

_________________________________________
         (Area Code and Telephone No.)


Dated:___________________________________


    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.  YOUR STOCK CERTIFICATES
                 MUST BE SENT WITH THE LETTER OF TRANSMITTAL.